Exhibit 99.2

Q2 2015 Conference Call Veeco Instruments August 3, 2015

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

Non-GAAP Gross Margin* 38% Revenue $131M Non-GAAP Diluted EPS* $0.20 Adjusted EBITDA $12.8M Cash Stable at $396M Q2 2015 Financial Performance Bookings $124M * A reconciliation of GAAP to Non-GAAP financial measures is contained in Back Up & Reconciliation Tables

CFO Financial Review Sam Maheshwari

P&L Highlights (Non-GAAP) ($M) Q2 14 Q3 14 Q4 14* Q1 15 Q2 15 Revenue $95.1 $93.3 $113.6 $98.3 $131.4 Gross Profit 31.3 33.2 43.7 37.0 49.8% 32.9% 35.5% 38.5% 37.7% 37.9% SG&A** 18.4 18.9 18.9 19.1 21.0 R&D 19.9 18.9 19.2 18.0 19.0 OPEX 38.3 37.8 38.1 37.1 40.0% 40.2% 40.5% 33.6% 37.7% 30.5% Adjusted EBITDA (4.1) (1.8) 8.3 2.7 12.8% -4.3% -1.9% 7.3% 2.7% 9.7% Non-GAAP EPS ($0.16) ($0.02) $0.13 ($0.01) $0.20 * Financial performance of PSP has been included from the acquisition date, December 4, 2014 ** This also includes the line item “other items” Note: Amounts may not calculate precisely due to rounding

Lighting, Display & Power Electronics Advanced Packaging, MEMS & RF Data Storage Scientific & Industrial 62% 14% 13% 11% Q2 2015 Market and Geography Data 50% 15% 18% United States Rest of the World China 17% EMEA Lighting, Display & Power Electronics 65% 14% 7% 14% Advanced Packaging, MEMS & RF Data Storage Scientific & Industrial 6% 10% 14% 70% $124M Bookings by Market $131M Revenue by Market Revenue by Geography Note: Amounts may not calculate precisely due to rounding

($M) Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Cash & Short-term Investments 485 487 392 393 396 Accounts Receivable 58 62 60 64 83 Inventory 48 47 61 57 64 Accounts Payable 28 26 18 41 46 Cash Flow from Operations 2 10 49 4 8 Financial Highlights PSP Purchase Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 DSO 55 59 48 59 57 DOI 70 77 68 89 72 DPO 39 39 22 59 51

Q3 2015 Guidance GAAP Non-GAAP Net Sales $135M - $160M $135M - $160M Gross Margins 37.0% - 39.0% 37.5% - 39.5% Adjusted EBITDA N/A $14M - $24M Net income (loss) ($2M) - $8M $9M - $17M EPS ($0.05) - $0.19 $0.22 - $0.40

Business Update & Outlook

Waves of LED Demand Source: IHS and Veeco Estimates LED Demand by Units (B) 2015: LED Lighting <10% penetration Mobile-Backlighting TV-Backlighting LED Lighting Wave 1 Wave 2 Wave 3 Backlighting LED Lighting 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Emerging Applications Driving 4th Demand Wave Off-Grid Farming Medical IoT* LED Li-Fi 4th Wave Backlighting LED Lighting LED Demand by Units (B) 2024: >1.5 Trillion Units/Year Source: IHS and Veeco Estimates * IoT – Internet of Things 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

EPIKTM 700 MOCVD: Enabling Lower Production Costs LED manufacturers must lower production costs to: Accelerate market adoption Preserve profitability EPIK 700 competitive advantage: >20% CoO* advantage Higher footprint efficiency, higher yield Award Winning Technology Production Proven Performance Competitive advantage for our Customers and Veeco * CoO – Cost of Ownership

Veeco PSP – Contributing and Growing Differentiated process solutions Established leader for MLO* Largest ever single customer sale in Q2 Award winning technology Flexibility to address specific needs Multiple engagements with leading IDMs Seamless integration Leveraging Veeco’s infrastructure Positive top and bottom line contribution Strength in Core MEMS / RF Momentum in Advanced Packaging Target 10% Annual Growth * MLO – Metal Lift-off

Executing 2015 Objectives LED manufacturers recognize the value of industry leading EPIK 700 MOCVD System Solid execution drives PSP revenue above target plan 2015 revenue growth forecast of >35% Margins and profitability expanding First PropelTM MOCVD System for GaN power electronics recognized revenue six months after launch PSP gaining traction in WLFO* and TSV* Advanced Packaging applications Strengthening Core Businesses Driving Profitable Growth Penetrating New Markets * WFLO – Wafer Level Fan Out TSV – Through Silicon Via

Q&A

Back Up & Reconciliation Tables

Note On Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; non-recurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental non-recurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in Veeco’s news release to their most directly comparable GAAP financial measures.

Supplemental Information – GAAP to Non-GAAP Reconciliation

US$ Millions, except per share data

	Q2 14	Q3 14	Q4 14	Q1 15	Q2 15
Net Sales	**$95.1**	**$93.3**	**$113.6**	**$98.3**	**$131.4**
GAAP Gross Profit	**30.7**	**32.6**	**37.9**	**35.1**	**49.1**
GAAP Gross Margin	32.2%	34.9%	33.3%	35.7%	37.3%
Add: Equity Comp	0.6	0.6	0.6	0.6	0.7
Add: Acquisition Related	-	-	5.2	1.3	-
Non-GAAP Gross Profit	**$31.3**	**$33.2**	**$43.7**	**$37.0**	**$49.8**
Non-GAAP Gross Margin	**32.9%**	**35.5%**	**38.5%**	**37.7%**	**37.9%**

	Q2 14	Q3 14	Q4 14	Q1 15	Q2 15
GAAP Operating Income (loss)	**($15.8)**	**($17.5)**	**($64.6)**	**($15.9)**	**($4.0)**
Add: Equity Comp	5.1	4.5	4.5	4.0	4.9
Add: Acquisition Related	-	-	8.4	1.3	0.2
Add: Restructuring	0.8	2.3	0.9	2.4	0.7
Add: Amortization	2.9	3.1	4.2	8.0	8.0
Add: Asset Impairment	-	2.9	55.3	0.1	-
Less: non-recurring CTA Gain	-	-	(3.1)	-	-
Non-GAAP Operating Income	**(7.0)**	**(4.7)**	**5.6**	**(0.1)**	**9.8**
Add: Depreciation	**2.9**	**2.9**	**2.7**	**2.8**	**3.0**
Adjusted EBITDA	**($4.1)**	**($1.8)**	**$8.3**	**$2.7**	**$12.8**

	Q2 14	Q3 14	Q4 14	Q1 15	Q2 15
GAAP Net Income (loss)	**($15.2)**	**($14.0)**	**($56.9)**	**($19.1)**	**($8.4)**
Add: Equity Comp	5.1	4.5	4.5	4.0	4.9
Add: Acquisition Related	-	-	8.4	1.3	0.2
Add: Restructuring	0.8	2.3	0.9	2.4	0.7
Add: Amortization	2.9	3.1	4.2	8.0	8.0
Add: Asset Impairment	-	2.9	55.3	0.1	-
Less: non-recurring CTA Gain	-	-	(3.1)	-	-
Add: Taxes	0.3	0.4	(8.2)	2.8	3.0
Non-GAAP Net Income (loss)	($6.1)	($0.8)	$5.1	($0.5)	$8.4
Non-GAAP Basic EPS	**($0.16)**	**($0.02)**	**$0.13**	**($0.01)**	**$0.21**
Non-GAAP Diluted EPS	**($0.16)**	**($0.02)**	**$0.13**	**($0.01)**	**$0.20**

Note: Amounts may not calculate precisely due to rounding

19 | Investor Presentation

Veeco

Q2 2015 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-based Compensation Acquisition Related Other Non-GAAP Net sales $131.4 - - - $131.4 Gross profit 49.1 0.7 - - 49.8 Gross margin 37.3% 37.9% SG&A 24.4 (3.1) (0.2) - 21.1 R&D 20.1 (1.1) - - 19.0 Amortization 8.0 - (8.0) - - Restructuring 0.7 - - (0.7) - Other items (0.1) - - - (0.1) Operating income (loss) ($4.0) $4.9 $8.2 $0.7 $9.8 Interest income, net 0.1 - - - 0.1 Taxes 4.5 - - (3.0) 1.5 Net income (loss) ($8.4) $4.9 $8.2 $3.7 $8.4 Basic EPS ($0.21) $0.21 Diluted EPS ($0.21) $0.20 Basic shares 39.7 40.8 Diluted shares 39.7 41.0 Non-GAAP operating income $9.8 Depreciation $3.0 Adjusted EBITDA $12.8 Note: Amounts may not calculate precisely due to rounding

Q3 2015 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-based compensation Acquisition Related Other Non-GAAP Net Sales $135 - $160 $135 - $160 Gross Profit 50 - 62 1 - - 51 - 63 Gross Margin 37.0% - 39.0% 37.5% - 39.5% Net income (loss) (2) - 8 6 6 (1) - (3)* 9 - 17 Adjusted EBITDA $14 - $24 Income (loss) per diluted common share ($0.05) - $0.19 $0.22 - $0.40 Note: Amounts may not calculate precisely due to rounding